EXHIBIT 10.1

FIFTH AMENDMENT TO FOURTH AMENDED AND RESTATED

CREDIT AGREEMENT

This FIFTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made as of October 25, 2012, by and among ANTERO RESOURCES ARKOMA LLC (successor by conversion of Antero Resources Corporation), a Delaware limited liability company (“Antero”), ANTERO RESOURCES PICEANCE LLC (successor by conversion of Antero Resources Piceance Corporation), a Delaware limited liability company (“Antero Piceance”), ANTERO RESOURCES PIPELINE LLC (successor by conversion of Antero Resources Pipeline Corporation), a Delaware limited liability company (“Antero Pipeline”), and ANTERO RESOURCES APPALACHIAN CORPORATION, a Delaware corporation (“Antero Appalachian” and, together with Antero, Antero Piceance and Antero Pipeline, each, a “Borrower” and collectively, the “Borrowers”), CERTAIN SUBSIDIARIES OF BORROWERS, as Guarantors, the LENDERS party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).  Unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, the Borrowers, the Guarantors, the Administrative Agent and the Lenders have entered into that certain Fourth Amended and Restated Credit Agreement, dated as of November 4, 2010 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Administrative Agent, the Lenders, the Borrowers and the Guarantors have agreed to amend the Credit Agreement as provided herein subject to the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrowers, the Guarantors, the Administrative Agent and the Lenders hereby agree as follows:

SECTION 1.        Amendments to Credit Agreement.  Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 4 of this Amendment, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.

1.1     Amended Definitions.  The following definitions in Section 1.01 of the Credit Agreement shall be and they hereby are amended and restated in their respective entireties to read as follows:

“Aggregate Commitment” means, at any time, the sum of the Commitments of all the Lenders at such time, as such amount may be reduced or increased from time to time pursuant to Section 2.02 and Section 2.03; provided

ANTERO RESOURCES

FIFTH AMENDMENT

that such amount shall not at any time exceed the lesser of (a) the Borrowing Base then in effect and (b) the Maximum Facility Amount.  As of the Fifth Amendment Effective Date, the Aggregate Commitment is $950,000,000.

1.2     Additional Definition.  The following definition shall be and it hereby is added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:

“Fifth Amendment Effective Date” means October 25, 2012.

1.3          Hedging Contracts.  Section 7.03 of the Credit Agreement shall be and it hereby is amended by adding a new clause (c) at the end thereof to read as follows:

(c)           Notwithstanding anything to the contrary contained in this Section 7.03, the Borrowers may enter into Hedging Contracts for Crude Oil, Natural Gas and Natural Gas Liquids with a term longer than 60 months; provided that (i) any Hedging Contract with a term longer than 60 months at the time such Hedging Contract is entered into shall in any event expire by its terms on or before December 31, 2018, (ii) except for the term of such Hedging Contract exceeding 60 months at the time it is entered into, such Hedging Contract is otherwise permitted under the terms of this Section 7.03 and (iii) the volumes of Crude Oil, Natural Gas and Natural Gas Liquids covered by all such Hedging Contracts for the period beyond 60 months (other than basis or transportation price differential swaps for volumes of Natural Gas) does not, for any single month in such period, exceed 65% of the Credit Parties’ aggregate Projected Oil and Gas Production anticipated to be sold during such month in the ordinary course of business.

1.4          Schedules.  Schedule 1.01 to the Credit Agreement shall be and it hereby is amended in its entirety and replaced with Schedule 1.01 attached hereto.

SECTION 2.        Redetermined Borrowing Base.  This Amendment shall constitute notice of the Redetermination of the Borrowing Base pursuant to Section 3.05 of the Credit Agreement, and the Administrative Agent, the Lenders, the Borrowers and the Guarantors hereby acknowledge that effective as of the Fifth Amendment Effective Date, the Borrowing Base is $1,650,000,000, and such redetermined Borrowing Base shall remain in effect until the earlier of (i) the next Redetermination of the Borrowing Base and (ii) the date such Borrowing Base is otherwise adjusted pursuant to the terms of the Credit Agreement.

SECTION 3.        Increase of Commitments.  The Lenders have agreed among themselves to, among other things, permit one or more of the Lenders to increase their respective Commitments under the Credit Agreement (each, an “Increasing Lender”).  Each of the Administrative Agent and the Borrowers hereby consent to the increase in each Increasing Lender’s Commitment.  On the date this Amendment becomes effective and after giving effect to such reallocation and increase of the Aggregate Commitment, the Commitment of each Lender shall be as set forth on Schedule 1.01 of this Amendment.  Each Lender hereby consents to the Commitments set forth on Schedule 1.01 of this Amendment. The increase in each Increasing Lender’s Commitment shall be deemed to have been consummated pursuant to the terms of the Lender Certificate attached as Exhibit E to the Credit Agreement as if such Increasing Lender, had executed a Lender Certificate with respect to such increase.  To the extent requested by any Lender and in accordance with Section 2.16 of the Credit Agreement, the Borrowers shall pay to such Lender, within the time period prescribed by Section 2.16 of the Credit Agreement, any amounts required to be paid by the Borrowers under Section 2.16 of the Credit Agreement in the event the payment of any principal of any Eurodollar Loan or the conversion of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto is required in connection with the reallocation contemplated by this Section 3.

SECTION 4.        Conditions.  The amendments to the Credit Agreement contained in Section 1 of this Amendment, the redetermination of the Borrowing Base contained in Section 2 of this Amendment, and the increase of the Commitments contained in Section 3 of this Amendment shall be effective upon the satisfaction of each of the conditions set forth in this Section 4.

4.1     Execution and Delivery.  Each Credit Party, the Lenders, and the Administrative Agent shall have executed and delivered this Amendment.

4.2     No Default.  No Default shall have occurred and be continuing or shall result from the effectiveness of this Amendment.

4.3     Other Documents.  The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transactions provided for herein as the Administrative Agent or its special counsel may reasonably request, and all such documents shall be in form and substance reasonably satisfactory to the Administrative Agent.

SECTION 5.        Post-Closing Covenant.  Within forty-five (45) days following the Fifth Amendment Effective Date (or such longer period as permitted by the Administrative Agent in its sole discretion), the Borrowers shall deliver to the Administrative Agent (a) Mortgages and title information, in each case, reasonably satisfactory to the Administrative Agent with respect to the Borrowing Base Properties, or the portion thereof, as required by Sections 6.09 and 6.10 of the Credit Agreement and (b) amendments to the existing Mortgages, as requested by Administrative Agent to give effect to the amendments contained herein and otherwise in form and substance satisfactory to Administrative Agent.

SECTION 6.        Acknowledgment of Conversion of Borrowers and Waiver of Notice.  The Agent and the Lenders (or at least the required percentage thereof) hereby acknowledge that the Borrowers have provided the Agent and the Lenders with notice that each of Antero, Antero Piceance, and Antero Pipeline converted from Delaware corporations to Delaware limited liability companies on October 17, 2012 (the “Conversion”).  The Agent and the Lenders (or at least the required percentage hereof) hereby consent to the Conversion and, with respect to the Conversion, waive any notice period required by Section 6.02(h) of the Credit Agreement and Section 4.1.3 of the Pledge Agreement.

SECTION 7.        Representations and Warranties of Credit Parties.  To induce the Lenders to enter into this Amendment, each Credit Party hereby represents and warrants to the Lenders as follows:

7.1     Reaffirmation of Representations and Warranties/Further Assurances.  After giving effect to the amendments herein, each representation and warranty of such Credit Party contained in the Credit Agreement and in each of the other Loan Documents is true and correct in all material respects as of the date hereof (except to the extent such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date).

7.2     Corporate Authority; No Conflicts.  The execution, delivery and performance by each Credit Party of this Amendment are within such Credit Party’s corporate or other organizational powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any court or agency of government and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon any Credit Party or result in the creation or imposition of any Lien upon any of the assets of any Credit Party except for Permitted Liens and otherwise as permitted in the Credit Agreement.

7.3     Enforceability.  This Amendment constitutes the valid and binding obligation of the Borrowers and each other Credit Party enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

7.4     No Default.  As of the date hereof, both before and immediately after giving effect to this Amendment, no Default has occurred and is continuing.

SECTION 8.        Miscellaneous.

8.1     Reaffirmation of Loan Documents and Liens.  Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect and are hereby in all respects ratified and confirmed by each Credit Party.  Each Borrower and each Guarantor hereby agree that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of any Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.

8.2     Parties in Interest.  All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

8.3     Legal Expenses.  Each Credit Party hereby agrees to pay all reasonable fees and expenses of special counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

8.4     Counterparts.  This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

8.5     Complete Agreement.  THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

8.6     Headings.  The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

8.7     Governing Law.  This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

8.8     Loan Document.  This Amendment shall constitute a Loan Document for all purposes and in all respects.

[Remainder of page intentionally blank.

Signature pages follow.]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective authorized officers to be effective as of the date first above written.

BORROWERS:

ANTERO RESOURCES ARKOMA LLC
(successor by conversion of Antero Resources Corporation)

ANTERO RESOURCES PICEANCE LLC
(successor by conversion of Antero Resources Piceance Corporation)

ANTERO RESOURCES PIPELINE LLC
(successor by conversion of Antero Resources Pipeline Corporation)

ANTERO RESOURCES APPALACHIAN CORPORATION

By:	/s/ ALVYN A. SCHOPP
Name: Alvyn A. Schopp
Title: Treasurer and Vice President,
Administration and Accounting

RESTRICTED SUBSIDIARIES:

ANTERO RESOURCES FINANCE CORPORATION

By:	/s/ ALVYN A. SCHOPP
Name: Alvyn A. Schopp
Title: Treasurer and Vice President,
Administration and Accounting

ANTERO RESOURCES BLUESTONE LLC

By:	/s/ ALVYN A. SCHOPP
Name: Alvyn A. Schopp
Title: Vice President — Accounting &
Administration/Treasurer

SIGNATURE PAGE

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, Issuing Bank and a Lender

By:	/s/ DAVID MORRIS
Name: David Morris
Title: Authorized Officer

SIGNATURE PAGE

WELLS FARGO BANK, N.A.,
as Syndication Agent and a Lender

By:	/s/ SUZANNE RIDENHOUR
Name: Susan Ridenhour
Title: Director

SIGNATURE PAGE

BANK OF SCOTLAND PLC,
as Co-Documentation Agent and a Lender

By:	/s/ STEPHEN GIACOLONE
Name: Stephen Giacolone
Title: Assistant Vice President

SIGNATURE PAGE

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as Co-Documentation Agent and a Lender

By:	/s/ MICHAEL D. WILLIS
Name: Michael D. Willis
Title: Managing Director

By:	/s/ PAGE DILLEHUNT
Name: Page Dillehunt
Title: Managing Director

SIGNATURE PAGE

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Co-Documentation Agent and a Lender

By:	/s/ MICHAEL GETZ
Name: Michael Getz
Title: Vice President

By:	/s/ MARCUS M. TARKINGTON
Name: Marcus M. Tarkington
Title: Director

SIGNATURE PAGE

UNION BANK, N.A.,
as Co-Documentation Agent and a Lender

By:	/s/ LARA SOROKOLIT
Name: Lara Sorokolit
Title: Vice President

SIGNATURE PAGE

BARCLAYS BANK PLC,
as a Lender

By:	/s/ VANESSA A. KURBATSKIY
Name: Vanessa A. Kurbatskiy
Title: Vice President

SIGNATURE PAGE

COMERICA BANK,
as a Lender

By:	/s/ KATYA EVSEEV
Name: Katya Evseev
Title: Assistant Vice President

SIGNATURE PAGE

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:	/s/ CHRISTOPHER REO DAY
Name: Christopher Reo Day
Title: Vice President

By:	/s/ MICHAEL SPAIGHT
Name: Michael Spaight
Title: Associate

SIGNATURE PAGE

KEY BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ CHULLEY BOGLE
Name: Chulley Bogle
Title: Vice President

SIGNATURE PAGE

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ DANIEL K. HANSEN
Name: Daniel K. Hansen
Title: Vice President

SIGNATURE PAGE

GUARANTY BANK AND TRUST COMPANY,
as a Lender

By:	/s/ GAIL J. NOFSINGER
Name: Gail J. Nofsinger
Title: Senior Vice President

SIGNATURE PAGE

CITIBANK, N.A.,
as a Lender

By:	/s/ MASON MCGURRIN
Name: Mason McGurrin
Title: Vice President

SIGNATURE PAGE

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ PETER SHEN
Name: Peter Shen
Title: Vice President

SIGNATURE PAGE

TORONTO DOMINION (NEW YORK) LLC,
as a Lender

By:	/s/ DEBBI L. BRITO
Name: Debbi L. Brito
Title: Authorized Signatory

SIGNATURE PAGE

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:	/s/ DEANNA BRELAND
Name: Deanna Breland
Title: SVP

SIGNATURE PAGE

SCHEDULE 1.01

Applicable Percentages and Commitments

Lender	Applicable Percentage	Commitment
JPMorgan Chase Bank, N.A.	11.052631579%	$105,000,000.00
Wells Fargo Bank, N.A.	11.052631579%	$105,000,000.00
Union Bank, N.A.	9.598337951%	$91,184,210.53
Credit Agricole Corporate and Investment Bank	8.684210526%	$82,500,000.00
Bank of Scotland, plc	7.684210526%	$73,000,000.00
Deutsche Bank Trust Company Americas	6.855955679%	$65,131,578.95
Citibank, N.A.	6.703601107%	$63,684,210.52
Barclays Bank PLC	5.789473684%	$55,000,000.00
Comerica Bank	5.789473684%	$55,000,000.00
Capital One, National Association	5.263157895%	$50,000,000.00
Toronto Dominion (New York) LLC	5.263157895%	$50,000,000.00
Branch Banking and Trust Company	4.210526316%	$40,000,000.00
KeyBank National Association	4.105263158%	$39,000,000.00
U.S. Bank National Association	4.105263158%	$39,000,000.00
Credit Suisse AG, Cayman Islands Branch	2.894736842%	$27,500,000.00
Guaranty Bank and Trust Company	0.947368421%	$9,000,000.00
TOTAL	100.0000000%	$950,000,000